CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

     We hereby consent to the use of our opinion of counsel, filed as Exhibit
(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-lA filed via EDGAR on May 28, 1999 (File No. 333-23593).

                                            Swidler Berlin Shereff Friedman, LLP

New York, New York
May 28, 1999